UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement
☐	Confidential, for use of the Commission only (only as permitted by Rule
☐	4c-5(d)(2))
☒	Definitive Information Statement

ONE BIO, CORP.
 (Name of Registrant as Specified in its Charter)

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ONE BIO, Corp.
19950 West Country Club Drive, Suite 100
Aventura, FL 33180

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

The purpose of this letter is to inform you that the board of directors of ONE BIO, Corp., a Florida corporation (“we”, “us” or “Company”), and the holders of a majority of the outstanding shares of our issued and outstanding Common Stock, par value $0.001 per share ("Common Stock”), pursuant to a written consent in lieu of a meeting in accordance with the Florida Business Corporation Act ("FBCA"), approved, authorized and directed the following: (a)(i) a reverse split (the “Reverse Split”) not to exceed seven (7) for one (1) (the “Reverse Split Ratio”) of the issued and outstanding shares of the Company's  previously authorized Common Stock; (ii) the Company’s CEO and or Chairman to negotiate with the underwriter of the Company’s proposed public stock offering and determine in their respective sole and exclusive discretion, the Reverse Split Ratio of the Reverse Split; (iii) Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation (“Amendment A”) as attached hereto as Exhibit A to adjust the Company’s authorized, issued and outstanding shares of Common Stock by reducing the number of authorized shares of Common Stock from 150,000,000 shares to not less than 21,428,572 shares (assuming the Reverse Split is effected at the maximum Reverse Split Ratio), as required to effect the Reverse Split and the Reverse Split Ratio negotiated by the Company’s CEO and/or Chairman with the underwriter; and (iv) and directed the CEO to notify the Company’s stockholders of the Reverse split and the Reverse Split Ratio upon the filing of Amendment A; and (b) Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation (“Amendment B”) as attached hereto as Exhibit B to be filed after the effective date of the Reverse Split and the filing of Amendment A, to adjust the Company’s authorized, issued and outstanding shares of Common Stock by increasing the number of authorized shares of Common Stock (par value $0.001 per share) from such number of authorized shares of common stock resulting from the Reverse Split and Amendment A to 100,000,000 shares of common stock.

Notwithstanding approval of the Amendment A to the Articles of Incorporation and the Reverse Split by the holders of a majority of the Company’s Common Stock, our board of directors may, in its sole discretion, determine not to effect, and abandon, the adjustment of the number of authorized shares of the Company’s Common Stock, and/or the Reverse Split without further action by our stockholders.  Additionally, notwithstanding approval of the Amendment B to the Articles of Incorporation by the holders of a majority of the Company’s Common Stock, our board of directors may, in its sole discretion, determine not to effect, and abandon, the post-Reverse Split increase of the number of authorized shares of the Company’s Common Stock as set forth in Amendment B.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement, which describes the above corporate actions in more detail, is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.  Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effective until twenty (20) calendar days after the mailing of the Information Statement to our stockholders, at which time we will file with the Florida Secretary of State the following:

(a)           Articles of Amendment (“Amendment A”) to our Amended and Restated Articles of Incorporation to effectuate the adjustment to our Common Stock by reducing the number of authorized shares of Common Stock (par value $0.001 per share) from 150,000,000 shares to not less than 21,428,572 shares and the Reverse Split (assuming the Reverse Split is effected at the maximum Reverse Split Ratio), a copy (substantially in the form) of which is attached to the enclosed Information Statement as Exhibit A;

(b)           Articles of Amendment (”Amendment B”) to our Amended and Restated Articles of Incorporation as attached hereto (substantially in the form) as Exhibit B to authorize the adjustment of the Company’s authorized, issued and outstanding shares of Common Stock by increasing the number of authorized shares of Common Stock from such number of authorized shares resulting from the Reverse Split and Amendment A shares to 100,000,000 shares, which amendment shall be filed with the Florida Secretary of State after the effective date of the Reverse Split and the filing of Amendment A.

I encourage you to read the enclosed Information Statement, which is being provided to all of our stockholders. It describes the proposed corporate actions in detail.

Sincerely,

/s/ Marius Silvasan
MARIUS SILVASAN
Chief Executive Officer

This Information Statement is dated July 27 , 2010 and is first being mailed to stockholders of record of ONE BIO, Corp. on July 27 , 2010.

ONE BIO, Corp.
19950 West Country Club Drive, Suite 100
Aventura, FL 33180
________________________

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER
________________________

NO VOTE OR ACTION OF THE COMPANY'S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

We are distributing this Information Statement to stockholders of ONE BIO, Corp. (sometimes hereinafter referred to as “we”, “us”, “Company” or “ONE”) in full satisfaction of any notice requirements we may have under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the Florida Business Corporation Act ("FBCA"). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights under the FBCA are afforded to our stockholders as a result of the corporate action described in this Information Statement. The record date for determining the stockholders entitled to receive this Information Statement has been established as of the close of business on July 13, 2010 (the “Record Date”).

OUTSTANDING VOTING SECURITIES

As of the Record Date, we had issued and outstanding  30,792,796 shares of Common Stock, par value $0.001 per share (the “Common Stock”), such shares constituting all of the Company’s issued and outstanding Common Stock (and 10,000 shares of Series A Preferred Stock, which constitute all of the Company’s outstanding preferred stock).

The FBCA permits the holders of a majority of the shares of the our outstanding Common Stock to approve and authorize actions by written consent as if the action were undertaken at a duly constituted meeting of the stockholders of the Company. On July 12, 2010, our board of directors consented in writing without a meeting to the matters described herein, and recommended that the matters described herein be presented to the stockholders for approval.  On July 12, 2010, the holders of an aggregate of 17,367,512  shares of Common Stock (the “Consenting Stockholders”), representing approximately 56.4% of the total shares of Common Stock entitled to vote on the matters set forth herein, consented in writing without a meeting to the matters described herein.

CORPORATE ACTIONS

The corporate actions described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

Our board of directors and the Consenting Stockholders have consented to , approved , authorized and directed the following: (i) a reverse split (the “Reverse Split”) not to exceed seven (7) for one (1) (the “Reverse Split Ratio”) of the issued and outstanding shares of the Company's  previously authorized Common Stock; (ii) the Company’s CEO and or Chairman to negotiate with the underwriter of the Company’s proposed public stock offering and determine in their respective sole and exclusive discretion, the Reverse Split Ratio of the Reverse Split; (iii) Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation (“Amendment A”) substantially in the form attached hereto as Exhibit A to adjust the Company’s authorized, issued and outstanding shares of Common Stock by reducing the number of authorized shares of Common Stock from 150,000,000 shares to not less than 21,428,572 shares (assuming the Reverse Split is effected at the maximum Reverse Split Ratio) as required to effect the Reverse Split and the Reverse Split Ratio negotiated by the Company’s CEO and/or Chairman with the underwriter; and (iv) and directed the CEO to notify the Company’s stockholders of the Reverse split and the Reverse Split Ratio upon the filing of Amendment A.

Our board of directors and the Consenting Stockholders have also consented to an Amendment (“Amendment B”) to the Company’s Articles of Incorporation substantially in the form attached hereto as Exhibit B to authorize the adjustment of the Company’s authorized, issued and outstanding shares of Common Stock by increasing the number of authorized shares of Common Stock from such number of authorized shares of common stock resulting from the Reverse Split and Amendment A shares to 100,000,000 shares of common stock, which Amendment B shall be filed with the Florida Secretary of State after the effective date of the Reverse Split and the filing of Amendment A.

We will pay the expenses of furnishing this Information Statement to our stockholders, including the cost of preparing, assembling and mailing this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the Company's knowledge, the following table sets forth information with respect to beneficial ownership of outstanding Common Stock as of July 12, 2010, by:

●	each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock;

●	each of the Company's named executive officers;

●	each of the Company's directors; and

●	all of the Company's executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the original filing of this Information Statement. Unless otherwise indicated, the address for those listed below is c/o ONE BIO, Corp., 19950 West Country Club Drive, Suite 100, Aventura, FL 33180. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of the Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options or convertible securities held by such persons that are exercisable within 60 days of July 12, 2010, but excludes shares of Common Stock underlying options or other convertible securities held by any other person. The number of shares of Common Stock outstanding as of July 12, 2010, was 30,792,796.  Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Class(2)

ONE-V Group LLC(3)	9,295,000	30%
Michael Weingarten(7)	5,581,000	18%
Min Zhao(5)	2,724,028	9%
Jeanne Chan(4)	1,950,539	6%
Jinrong Tang	2,043,845	7%
Marius Silvasan(3)(4)	237,640	1%
Abacus Global Investments Corp. (3)	303,333	1%
Cris Neely	111,920	*
Sanyan Ou(5)	69,663	*
Jan Koe (6)	125,000	*
Qingsheng Fan(6)	5,000	*
Frank Klees(6)	5,000	*
James Fernandes(6)	85,000	*
John Perkins(6)	265,000	1%
All Directors and Executive	22,801,967	74%
Officers as a group

* Less than one percent
(1)
Shares of Common Stock subject to securities anticipated to be exercisable or convertible at or within 60 days of the date hereof, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are anticipated to be beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.

(2)	Based upon 30,792,796 shares of Common Stock issued and outstanding as of July 12, 2010.

(3)
Beneficially owns 9,295,000 shares of Common Stock indirectly through ONE-V Group, LLC which is wholly owned by Mr. Silvasan and 303,333 shares owned indirectly through Abacus Global Investments, Corp. of which Mr. Silvasan is the sole director and executive officer and controlling stockholder. Mr. Silvasan also owns 6,267 shares of our Series A Preferred Stock. See “Description of Capital Stock – Preferred Stock.”

(4)	Mr. Silvasan and Ms. Chan are husband and wife.

(5)	Mr. Min Zhao, our President, China operations and Director, and Ms. Sanyan Ou, our Vice President of Business Development, China, are husband and wife.

(6)
Messrs. Koe, Fan, Klees and Fernandes were appointed to the Company’s Board of Directors on January 12, 2010, and Mr. Perkins was appointed to the Company’s Board of Directors on January 15 2010, and we entered into agreements with each of them pursuant to which we agreed to initially issue to each of them 2,500 of our Common Stock and options to purchase 10,000 shares of our Common Stock of the Company. For services rendered as an independent director we agreed to grant to each independent director 1,250 shares of our Common Stock per quarter for which the independent director has served as an independent director and an option to purchase 5,000 shares of our Common Stock which vests quarterly.  As of the date of this information statement, one-half of the options issued to the independent directors were vested. See “Compensation of Directors”.

(7)
Mr. Weingarten also owns 3,733 shares of our Series A Preferred Stock. Also does not include shares of our Common Stock that may be issued as part of the compensation payable to the former shareholders of our TFS subsidiary, which include Mr. Weingarten.

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

This Information Statement contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future.  The Company believes that such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Actual outcomes are dependent upon many factors. Words such as "anticipates," "believes," "estimates," "expects," "hopes," "targets" or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

AMENDMENT A
TO
ARTICLES OF INCORPORATION AND REVERSE STOCK SPLIT

General

On July 12, 2010, our board of directors acting by unanimous written consent, without a meeting, approved, authorized and directed the following:   (i) a reverse split (the “Reverse Split”) not to exceed seven (7) for one (1) (the “Reverse Split Ratio”) of the issued and outstanding shares of the Company's  previously authorized Common Stock; (ii) the Company’s CEO and or Chairman to negotiate with the underwriter of the Company’s proposed public stock offering and determine in their respective sole and exclusive discretion, the Reverse Split Ratio of the Reverse Split; (iii) Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation (“Amendment A”) substantially in the form attached hereto as Exhibit A to adjust the Company’s authorized, issued and outstanding shares of Common Stock by reducing the number of authorized shares of Common Stock from 150,000,000 shares to not less than 21,428,572 shares (assuming the Reverse Split is effected at the maximum Reverse Split Ratio), as required to effect the Reverse Split and the Reverse Split Ratio negotiated by the Company’s CEO and/or Chairman with the underwriter; and (iv) and directed the CEO to notify the Company’s stockholders of the Reverse split and the Reverse Split Ratio upon the filing of Amendment A, and recommended the foregoing matters be submitted to the Company's stockholders for their approval.  On July 12, 2010, the Consenting Stockholders, who hold an aggregate of 17,367,512 shares of Common Stock, representing approximately 56.4% of the total issued and outstanding shares of Common Stock, consented in writing without a meeting to Amendment A to the Company’s Amended and Restated Articles of Incorporation and the Reverse Split.

Reasons for the Reverse Split

In approving the Reverse Split, the Board considered that the underwriter of the Company’s proposed public common stock offering (pursuant to a registration statement on Form S-1 that has been filed and is pending with the Securities and Exchange Commission) has recommended that the Company effect the Reverse Split .  The Board also considered that the Company's Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The Board also believes that most investment funds are reluctant to invest in lower priced stocks.

The Board proposed the Reverse Split as one method to attract investors and business opportunities in the Company. The Company believes that the Reverse Split may improve the price level of the Company's Common Stock and that this higher share price could help generate additional interest in the Company.  Also, the Company has applied for listing of its Common Stock on the NASDAQ Stock Market, and if the Reverse Split results in a higher market price for the Company’s Common Stock, the Common Stock could satisfy the minimum price per share requirement for listing on such exchange.

However, the effect of the Reverse Split upon the market price for the Company's Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of the Company's Common Stock after the Reverse Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Split. The market price of the Company's Common Stock is also based on its performance and other factors, some of which may be unrelated to the number of shares outstanding.

Potential Risks of the Reverse Split

Upon effectiveness of the Reverse Split, there can be no assurance that the price per share of the Company's Common Stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split, that the Reverse Split will result in a per share price that will increase the Company's ability to attract and retain employees and other service providers, that the market price of the post-split Common Stock will be maintained or that the market per share will attain or maintain at a level to satisfy the minimum price per share requirement for listing on the NASDAQ Stock market. The market price of the Company's Common Stock will also be based on the Company’s financial performance, market conditions, the market perception of its future prospects, as well as other factors, many of which are unrelated to the number of shares outstanding. If the Reverse Split is effected and the market price of the Company's Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall capitalization may be greater than would occur in the absence of the Reverse Split.

Effects of the Reverse Split

General

Pursuant to the Reverse Split (assuming the Reverse Split is effected at the maximum Reverse Split Ratio), each seven (7) shares of the Company's Common Stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the Reverse Split, will become one (1) share of the same class of the Company's Common Stock after consummation of the Reverse Split.  Also as part of the amendment to the Amended and Restated Articles of Incorporation, the authorized Common Stock (par value $0.001 per share) of the Company will be reduced from 150,000,000 shares to 21,428,572 shares.

Effect on Authorized and Outstanding Shares

The Company is currently authorized to issue a maximum of 150,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. There are 30,792,796 shares of Common Stock issued and outstanding, or held as treasury shares. The number of issued and outstanding shares of common stock, including treasury shares (as well as the number of shares of Common Stock underlying any options, warrants, convertible debt or other derivative securities), will be reduced to a number that will be approximately equal to the number of shares of common stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the Reverse Split, divided by 7 (assuming the Reverse Split is effected at the maximum Reverse Split Ratio).

With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of Common Stock prior and subsequent to the Reverse Split will remain the same. It is not anticipated that the Company's financial condition, the percentage ownership of management, the number of stockholders, or any aspect of the Company's business will materially change, as a result of the Reverse Split.

The Reverse Split will be effected simultaneously for all of the Company's Common Stock and the exchange ratio will be the same for all of the Company's issued and outstanding Common Stock.  Subject to the provisions for elimination of fractional shares, the Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power (see "Fractional Shares" below).

The Company will continue to be subject to the periodic reporting requirements of the Exchange Act. The Company's Common Stock is currently registered under Section 12(g) of the Exchange Act and as a result, is subject to periodic reporting and other requirements. The proposed Reverse Split will not affect the registration of the Company's Common Stock under the Exchange Act.

Fractional Shares

No fractional shares of post-split Common Stock will be issued to any stockholder in connection with the Reverse Split.  Stockholders of record who would otherwise be entitled to receive a fractional share upon the effective date of the Reverse Split, will, upon surrender of their certificates representing shares of pre-split Common Stock, receive one additional whole share of Common Stock in consideration for such fractional share.

Number of Shares of Common Stock Available for Future Issuance

The number of shares of Common Stock the Company is authorized to issue will be reduced from 150,000,000 shares of Common Stock prior to the Reverse Split, to 21,428,572 shares of Common Stock upon the effective date of the Reverse Split (assuming the Reverse Split is effected at the maximum Reverse Split Ratio).  The ratio of the number of issued and outstanding shares of Common Stock to the total number shares of Common Stock authorized and available for issue will remain the same after the Reverse Split and the filing of Amendment A at approximately 20.53%. The actual number of shares of Common Stock authorized and available for issuance will decrease as a result of the Reverse Split from 150,000,000 shares to approximately 21,428,572 shares (assuming the Reverse Split is effected at the maximum Reverse Split Ratio).  Upon the filing of Amendment B, which will raise the number of authorized shares of Common Stock to 100,000,000 from 21,428,572 (assuming the Reverse Split is effected at the maximum Reverse Split Ratio), the ratio of the number of issued and outstanding shares of Common Stock to the total number of shares of Common Stock authorized and available for issue will decrease to approximately 4.4%.

Effectiveness of the Reverse Split

The effective date of the Reverse Split will be the date of the filing of the Articles of Amendment to the Amended and Restated Articles of Incorporation with the Office of the Secretary of State of Florida.  Commencing on the effective date, each certificate of the Company’s Common Stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Split. As soon as practicable after the effective date, stockholders will be notified via a Letter of Transmittal as to the effectiveness of the Reverse Split and the Reverse Split Ratio and instructed how and when to surrender their certificates representing shares of pre-split Common Stock in exchange for certificates representing shares of post-split Common Stock (including shares issuable in consideration for any post-split fractional shares of Common Stock they hold). We intend to use American Stock Transfer & Trust Company, our transfer agent, to effect the exchange of the certificates following the effective date of the Reverse Split. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Certain Federal Income Tax Consequences

The following discussion summarizing certain federal income tax consequences of the Reverse Split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to stockholders. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).

The receipt of the Common Stock following the effective date of the Reverse Split, solely in exchange for the Common Stock held prior to the Reverse Split will not generally result in a recognition of gain or loss to the stockholders.  The value of the additional share received by a stockholder in lieu of a fractional share, however, might possibly result in a gain or loss based upon the difference between the value of the additional share and the basis in the surrendered fractional share.

The adjusted tax basis of a stockholder in the Common Stock received after the Reverse Split will be the same as the adjusted tax basis of the Common Stock held prior to the Reverse Split exchanged therefore (subject to the treatment of fractional shares), and the holding period of the Common Stock received after the Reverse Split will include the holding period of the Common Stock held prior to the Reverse Split exchanged therefore. No gain or loss will be recognized by the Company as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX  CONSEQUENCES TO THE COMPANY'S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES,  FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

AMENDMENT B
TO
ARTICLES OF INCORPORATION AND INCREASE IN THE NUMBER OF SHARES OF
COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE

On July 12, 2010, our board of directors acting by unanimous written consent, without a meeting, approved and authorized Amendment B to the Company’s Amended and Restated Articles of Incorporation substantially in the form set forth in Exhibit B to adjust the Company’s authorized, issued and outstanding shares of Common Stock by increasing the number of authorized shares of Common Stock (par value $0.001 per share) from  such number of authorized shares resulting from the Reverse Split and Amendment A (i.e., 21,428,572 shares assuming the Reverse Split is effected at the maximum Reverse Split Ratio) to 100,000,000 shares. On July 12, 2010, the Consenting Stockholders, who hold an aggregate of 17,367,512 shares of Common Stock, representing approximately 56.4% of the total issued and outstanding shares of Common Stock, consented in writing without a meeting to Amendment B to the Company’s Amended and Restated Articles of Incorporation.

Reasons for Amendment B – Increase in the Number of Shares of Common Stock Available for Future Issuance

Upon the filing of Amendment A as described above, the Company will have 21,428,572 authorized shares of its Common Stock (assuming the Reverse Split is effected at the maximum Reverse Split Ratio).  In approving Amendment B to increase the number of authorized shares of Common Stock to 100,000,000, the Board and the Consenting Shareholders considered that the Company needs to have a sufficient number of authorized shares of Common Stock for future issuances in connection with, among other transactions, future acquisitions and stock offerings.   In this regard, after the effective dates of the Reverse Split, the filing of Amendment A and the filing of Amendment B, the Company intends to commence a public offering of shares of its common stock pursuant to a registration statement on Form S-1 that has been filed and is pending with the Securities and Exchange Commission.  Except for such proposed public stock offering, the Company does not have any current plans, arrangements or understandings relating to the issuance of any of the newly authorized shares of common stock that would be available as a result of the increase in the authorized shares of common stock to 100,000,000 shares pursuant to Amendment B.

Effects of Amendment B

The increase in the number of authorized shares of Common Stock to 100,000,000 shares pursuant to Amendment B will not have any effect of the Company’s financial condition, percentage ownership of the current shareholders, or any aspect of the Company’s business.

The Company will continue to be subject to the periodic reporting requirements of the Exchange Act. The Company's Common Stock is currently registered under Section 12(g) of the Exchange Act and as a result, is subject to periodic reporting and other requirements. The proposed increase in the number of authorized shares of Common Stock will not affect the registration of the Company's Common Stock under the Exchange Act.

Upon the filing of Amendment B, which will raise the number of authorized shares of Common Stock to 100,000,000 from 21,428,572 (assuming the Reverse Split is effected at the maximum Reverse Split Ratio), the ratio of the number of issued and outstanding shares of Common Stock to the total number of shares of Common Stock authorized and available for issue will decrease to approximately 4.4%.

Effectiveness of Amendment B

The effective date of the increase in the number of authorized shares of Common Stock will be the date of the filing of the Amendment B to the Amended and Restated Articles of Incorporation with the Office of the Secretary of State of Florida.

EFFECTIVE DATE OF STOCKHOLDER ACTIONS

Amendment A and the Reverse Split will become effective immediately upon the filing of the Amendment A - Articles of Amendment to the Amended and Restated Articles of Incorporation with the Office of the Secretary of State of Florida.  A copy of the Articles of Amendment to the Amended and Restated Articles of Incorporation is attached hereto substantially in the form of Exhibit A.

Amendment B and the related increase in the authorized shares of the Company’s Common Stock will become effective immediately upon the filing of the Amendment B - Articles of Amendment to the Amended and Restated Articles of Incorporation with the Office of the Secretary of State of Florida (which is not expected to occur until after the effective date of the Reverse Split and the filing of Amendment A) .  A copy of the Articles of Amendment to the Amended and Restated Articles of Incorporation is attached hereto substantially in the form of Exhibit B.

The filings of Amendment A and Amendment B will be made at least 20 days after the date this Information Statement is first mailed to the Company’s stockholders.

STOCKHOLDERS' RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions set forth herein is authorized by Section 607.0704 of the FBCA, which provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted.

DISSENTERS' RIGHTS

The FBCA does not provide for dissenter's rights in connection with any of the actions proposed in this Information Statement.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

* * * * *

Exhibit A

ARTICLES OF AMENDMENT TO THE AMENDED
AND RESTATED ARTICLES OF INCORPORATION
OF ONE BIO, CORP.

Pursuant to Section 607.1007 of the Business Corporation Act of the State of Florida, the undersigned, being a Director and the CEO of ONE BIO, Corp. (hereinafter the “Corporation”), a Florida corporation, does hereby certify as follows:

FIRST:  The Articles of Incorporation of the Corporation were filed with the Secretary of State of Florida on June 30, 2000 (Document No. P00000064400), and Amended and Restated as filed with the Secretary of State on April 21, 2006, September 26, 2007, June 8, 2009, and October 26, 2009 (collectively the “Articles of Incorporation”).

SECOND:  This amendment to the Articles of Incorporation was approved and adopted on July 12, 2010, by all of the Directors of the Corporation and stockholders owning a majority of the Corporation’s common stock.  To effect the foregoing, the text of Article III of the Articles of Incorporation is hereby deleted and replaced in its entirety as follows:

“ARTICLE III
CAPITAL STOCK

A.      The maximum number of shares that the Corporation shall be authorized to issue and have outstanding at any one time shall be Thirty One Million Four Hundred Twenty-Eight Thousand Five Hundred Seventy-Two (31,428,572) shares [assuming the Reverse Split is effected at the maximum Reverse Split Ratio], of which:

(i)
Ten Million (10,000,000) shares shall be designated Preferred Stock, $0.001 par value.  The Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, shall be authorized to divide and establish any or all of the unissued shares of Preferred Stock into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established.

(ii)
Twenty One Million Four Hundred Twenty-Eight Thousand Five Hundred Seventy-Two (21,428,572) shares [assuming the Reverse Split is effected at the maximum Reverse Split Ratio] shall be designated Common Stock, $0.001 par value. Each issued and outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders and shall be eligible for dividends when, and if, declared by the Board of Directors;

B.      On the date of filing of this Articles of Amendment with the Secretary of State of the State of Florida, the Company will effect a “Reverse Split” pursuant to which every seven (7) issued and outstanding shares of the Corporation's previously authorized Common Stock [assuming the Reverse Split is effected at the maximum Reverse Split Ratio] (the “Old Common Stock”) shall be reclassified and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.001 (the “New Common Stock”).  Each certificate representing shares of Old Common Stock shall thereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate were reclassified and converted hereby; provided, further, that each person of record on July 13, 2010, holding a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of stock certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled.  No cash will be paid or distributed as a result of aforementioned reverse stock split of the Corporation’s Common Stock, and no fractional shares will be issued.  All fractional shares which would otherwise be required to be issued as a result of the reverse stock split will be rounded up to a whole share.”

C.      The Board of Directors has by resolution has designated ten thousand (10,000) shares of Preferred stock A Series A Preferred Stock and having such rights and preferences as set forth in the Designation of Rights and Preferences of Series A  Preferred Stock of ONE BIO, Corp. attached hereto as Exhibit A and made a part hereof.”

THIRD:  The foregoing amendments were adopted by all of the Directors and the holders of a majority of the Common Stock of the Corporation pursuant to the Florida Business Corporation Act on July 12, 2010.  Therefore, the number of votes cast for the amendment to the Corporation's Articles of Incorporation was sufficient for approval.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 13th day of July, 2010.

ONE BIO, CORP.

By:	/s/ Marius Silvasan
Name: Marius Silvasan, CEO

Exhibit B

ARTICLES OF AMENDMENT TO THE AMENDED
AND RESTATED ARTICLES OF INCORPORATION
OF ONE BIO, CORP.

Pursuant to Section 607.1007 of the Business Corporation Act of the State of Florida, the undersigned, being a Director and the CEO of ONE BIO, Corp. (hereinafter the “Corporation”), a Florida corporation, does hereby certify as follows:

FIRST:  The Articles of Incorporation of the Corporation were filed with the Secretary of State of Florida on June 30, 2000 (Document No. P00000064400), and Amended and Restated as filed with the Secretary of State on April 21, 2006, September 26, 2007, June 8, 2009, October 26, 2009, and August __, 2010  (collectively the “Articles of Incorporation”).

SECOND:  This amendment to the Articles of Incorporation was approved and adopted by all of the Directors of the Corporation and a majority of its shareholders on July 12, 2010.  To effect the foregoing, the text of Article III of the Articles of Incorporation is hereby deleted and replaced in its entirety as follows:

“ARTICLE III
CAPITAL STOCK

A.      The maximum number of shares that the Corporation shall be authorized to issue and have outstanding at any one time shall be One Hundred Ten Million (110,000,000) shares, of which:

(i)
Ten Million (10,000,000) shares shall be designated Preferred Stock, $0.001 par value.  The Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, shall be authorized to divide and establish any or all of the unissued shares of Preferred Stock into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established.

(ii)
One Hundred Million (100,000,000) shares shall be designated Common Stock, $0.001 par value. Each issued and outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders and shall be eligible for dividends when, and if, declared by the Board of Directors;

B.      The Board of Directors has by resolution has designated ten thousand (10,000) shares of Preferred stock A Series A  Preferred Stock and having such rights and preferences as set forth in the Designation of Rights and Preferences of Series A  Preferred Stock of ONE BIO, Corp. attached hereto as Exhibit A and made a part hereof.”

THIRD:  The foregoing amendments were adopted by all of the Directors and the holders of a majority of the Common Stock of the Corporation pursuant to the Florida Business Corporation Act on July 12, 2010.  Therefore, the number of votes cast for the amendment to the Corporation's Articles of Incorporation was sufficient for approval.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 13th day of July, 2010.

ONE BIO, CORP.

By:	/s/ Marius Silvasan
Name: Marius Silvasan, CEO